
<ARTICLE> 7
<LEGEND>
THIS SCHEDULE CONTAINS SUMMARY FINANCIAL INFORMATION EXTRACTED FROM FINANCIAL
STATEMENTS AS OF AND FOR THE PERIOD ENDED MARCH 31, 1996 AND IS QUALIFIED IN ITS
ENTIRETY BY REFERENCE TO SUCH FINANCIAL STATEMENTS.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-START>                             JAN-01-1996
<PERIOD-END>                               MAR-31-1996<F2><F3>
<DEBT-HELD-FOR-SALE>                            98,661
<DEBT-CARRYING-VALUE>                           14,621
<DEBT-MARKET-VALUE>                             14,744
<EQUITIES>                                       1,195
<MORTGAGE>                                           0
<REAL-ESTATE>                                        0
<TOTAL-INVEST>                                 114,477
<CASH>                                          82,240
<RECOVER-REINSURE>                                   0
<DEFERRED-ACQUISITION>                           2,244
<TOTAL-ASSETS>                                 588,592
<POLICY-LOSSES>                                268,128
<UNEARNED-PREMIUMS>                             78,034
<POLICY-OTHER>                                       0
<POLICY-HOLDER-FUNDS>                                0
<NOTES-PAYABLE>                                 16,952
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           353
<OTHER-SE>                                     147,110
<TOTAL-LIABILITY-AND-EQUITY>                   588,592
<PREMIUMS>                                      38,369
<INVESTMENT-INCOME>                              1,611<F1>
<INVESTMENT-GAINS>                                   0
<OTHER-INCOME>                                   7,082
<BENEFITS>                                      24,366
<UNDERWRITING-AMORTIZATION>                          0
<UNDERWRITING-OTHER>                                 0
<INCOME-PRETAX>                                  4,834
<INCOME-TAX>                                     1,777
<INCOME-CONTINUING>                              3,057
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                     3,057
<EPS-PRIMARY>                                      .09
<EPS-DILUTED>                                      .09
<RESERVE-OPEN>                                 261,700
<PROVISION-CURRENT>                                  0
<PROVISION-PRIOR>                                    0
<PAYMENTS-CURRENT>                                   0
<PAYMENTS-PRIOR>                                     0
<RESERVE-CLOSE>                                268,028
<CUMULATIVE-DEFICIENCY>                              0

<F1>Net investment income is reported net of any realized gains and losses in the Statement of Income
<F2>Financial Data Schedule information for the year ending December 31, 1995 is incorporated by reference herein to Amendment No. 4 to Form S-1 registration statement as filed with the Securities and Exchange Commission by the Company on February 28, 1996.
<F3>Amounts inapplicable or not disclosed as a separate line on the Statement of
Financial Position or Results of Operations are reported as 0 herein.




